UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 30, 2025
Date of Report (date of earliest event reported)

INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O’Hear Avenue Suite 400	North Charleston	South Carolina	29405
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 30, 2025, Ingevity Corporation (the “Company”) entered into a cooperation agreement (the “Cooperation Agreement”) with Vision One Fund, LP and certain of its affiliates (the “Vision One Parties”).

Pursuant to the Cooperation Agreement, the Company agreed to (i) appoint F. David Segal to the Company’s Board of Directors (the “Board”) within one day of the 2025 annual meeting of stockholders (the “2025 Annual Meeting”), (ii) appoint Mr. Segal to the Audit Committee of the Board and (iii) not increase the size of the Board to more than eleven directors until the earliest date pursuant to which stockholder nominations for director elections are permitted to be delivered pursuant to the Company’s bylaws for the Company’s 2026 annual meeting of stockholders (the “Expiration Date”). The Cooperation Agreement provides that the Company and Vision One parties will cooperate in good faith to select a mutually agreeable replacement director in the event that Mr. Segal ceases to serve as a director before the Expiration Date.

Pursuant to the Cooperation Agreement, the Vision One Parties agreed to withdraw their nominees for the 2025 Annual Meeting and to abide by certain customary standstill restrictions, mutual non-disparagement provisions, voting commitments, including supporting each director nominated and recommended by the Board for election, and other obligations until the Expiration Date.

The foregoing description of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Cooperation Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Cooperation Agreement, dated as of March 30, 2025, by and among Ingevity Corporation, Vision One Fund, LP, and the other persons party thereto.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 31, 2025	INGEVITY CORPORATION

		By:	/s/ Ryan C. Fisher
Ryan C. Fisher
Senior Vice President, General Counsel & Corporate Secretary